EXHIBIT 32

CERTIFICATION

In connection with the annual report of Strongbow Resources Inc., (the “Company”) on Form 10-K for the fiscal year ended February 28, 2011 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Herbert Schmidt, the Principal Executive and Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

STRONGBOW RESOURCES INC

Date: May 27, 2011	/s/ Herbert Schmidt
Herbert Schmidt,
Principal Executive and Financial Officer